Related Party Loans and Transactions	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 6. Related Party Loans and Transactions

On November 21, 2011, the Company issued 1,000,000 shares of common stock to the directors of the Company at a price of $0.018 per share, for $18,000 subscription receivable. Payments of the subscriptions were received by December 31, 2011.

As of December 31, 2012, loans from related parties amounted to $188 and represented working capital advances from Directors who are also stockholders of the Company. The loans are unsecured, non-interest bearing, and due on demand.

The Company's director provides rent-free office space to the Company.